Exhibit 99.1

NEWS For Immediate Release

Editorial Contact: Erin Jones

949-754-8032

erin.jones@quest.com

Investor Contact: Scott Davidson

949-754-8659

scott.davidson@quest.com

QUEST SOFTWARE REPORTS RECORD RESULTS FOR THIRD QUARTER 2004

Revenue Grows 32% to $96.7 Million for the Quarter

IRVINE, Calif., October 27, 2004 – Quest Software, Inc. (Nasdaq: QSFT), a leading provider of application, database and Windows management solutions, today reported financial results for the quarter ended September 30, 2004. Total revenues increased 32% year over year to $96.7 million compared to last year’s third quarter revenue of $73.3 million. Total revenues for the first nine months of 2004 were $271.4 million compared to $215.3 million for the same period in 2003.

GAAP Results

Quest Software’s net income for the third quarter was $30.9 million, or $0.32 per diluted share. GAAP operating margins were 43.5% in the third quarter, resulting in GAAP operating income of $42.1 million. Net income for the first nine months of 2004 was $34.0 million or $0.35 per diluted share versus net income of $10.0 million or $0.11 per diluted share for the comparable period in 2003. In the quarter, Quest sold its Vista Plus output management product line to Open Text Corporation resulting in a $29.6 million pretax gain. Quest Software generated cash flow from operations of $22.6 million in the September 2004 quarter.

Non-GAAP Results

On a pro forma basis, operating margins were 17.5% for the quarter, resulting in pro forma net income of $12.6 million, or $0.13 per share on a diluted basis. This compares to pro forma net income of $6.3 million, or $0.07 per share on a diluted basis, for the third quarter ended September 30, 2003. For the nine months ended September 30, 2004 pro forma net income was $30.1 million or $0.31 per diluted share. This compares to pro forma net income of $16.4 million or $0.18 per diluted share for the nine months ended September 30, 2003.

Quest Reports Third Quarter 2004 Results – page 2 of 9

A reconciliation of pro forma and as reported financial results is included with this press release.

“Our strong third quarter financial results demonstrate a consistent and disciplined approach to managing our operations, enabling us to realize the leverage in our model as we continued to deliver incremental operating profit,” said Vinny Smith, chairman and chief executive officer, Quest Software. “Today, Information Technology professionals are faced with mastering the growing complexity of their multi-vendor environments. Our solutions are unique because they help to simplify and automate the management of these complex, yet business-critical applications, as well as the databases, systems and Windows infrastructure that support them. This means that no matter how complex the environment is, with Quest products our customers remain in control. With a continued focus on empowering customers with the expertise to do more, we have a compelling opportunity to grow our business going forward.”

Quest Software management utilizes non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that pro forma reporting provides a more accurate representation of the Company’s on-going economic performance and therefore uses pro forma reporting internally to evaluate and manage the Company’s operations. Management believes that these measures provide useful information because they exclude certain items including amortization of acquisition-related intangible assets, other compensation expenses associated with stock options, litigation-related loss contingency reserves and impacts of other events, which might otherwise obscure the results of operations of our core business when compared to our historical performance or competitors or are not necessarily relevant to understanding the operating activities within the Company’s business.

Financial Outlook

Quest Software management offers the following guidance for the quarter ending December 31, 2004:

•	Revenue is expected to be in the range of $104.0 million to $106.0 million;

•	GAAP diluted earnings per share is expected to be in the range of $0.11 to $0.13 per share;

•	Pro forma diluted earnings per share is expected to be in the range of $0.14 to $0.16 per share. The pro forma guidance excludes approximately $3.5 million of amortization of acquisition related intangible assets and $590,000 of other compensation charges related to stock options.

Quest Reports Third Quarter 2004 Results – page 3 of 9

For the full year ending December 31, 2004, Quest Software management has raised its prior guidance:

•	Annual revenue is expected to be in the range of $375.5 million to $377.5 million;

•	GAAP diluted earnings per share is expected to be in the range of $0.46 to $0.48 per share;

•	Pro forma diluted earnings per share is expected to be in the range of $0.45 to $0.47

•	The pro-forma guidance excludes approximately $13.3 million of amortization of acquisition related intangible assets, $7.0 million of in-process research and development, the $5.0 million special CA litigation charge, a $29.6 million gain on sale of our Vista Plus product suite and $2.1 million of other compensation charges related to stock options.

Third Quarter 2004 Conference Call Information

Quest Software will host a conference call today, Wednesday, October 27, 2004 at 2:00 p.m. Pacific Time, to discuss its results. A simultaneous Web cast of the conference call will be available on Quest Software’s Web site in the Investors – IR Events section at www.quest.com. A Web cast replay will be available on the same Web site through October 27, 2005. An audio replay of the call will also be available through November 12, 2004 by dialing (888) 203-1112 (from the U.S. or Canada) or (719) 457-0820 (outside the U.S. and Canada), using confirmation code: 885606.

About Quest Software, Inc.

Quest Software, Inc. provides software to simplify IT management to 18,000 customers worldwide, including 75 percent of the Fortune 500. Quest products for application, database and Windows management help customers develop, deploy, manage and maintain the IT enterprise without expensive downtime or business interruption. Headquartered in Irvine, Calif., Quest Software can be found in offices around the globe and at www.quest.com.

Quest and Quest Software are registered trademarks of Quest Software, Inc. All other trademarks and registered trademarks are property of their respective owners.

Forward Looking Statements

This release and the matters to be discussed on the conference call may include predictions, estimates and other information that might be considered forward-looking statements. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ from those anticipated as a result of various factors, including: the impact of further adverse changes in general economic conditions on our customers; further reductions or delays in information technology spending; variations in the size and timing of customer orders; the outcome of pending or future litigation (including pending litigation involving our Quest Central for DB2 products and resulting disruption to our business); competitive products and pricing; rapid technological change; risks associated with the development and market acceptance of new products; disruptions caused by acquisitions of companies and/or technologies; fluctuating currency exchange rates and other risks associated with international operations; and the need to attract and retain qualified employees. For a discussion of these and other related risks, please refer to our recent SEC filings, including our Annual Report on Form 10-K for the year ended December 31, 2003

Quest Reports Third Quarter 2004 Results – page 4 of 9

and form 10-Q for the period ended June 30, 2004. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.

# # #

Quest Reports Third Quarter 2004 Results – page 5 of 9

QUEST SOFTWARE, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Revenues:
Licenses	$53,539	$41,423	$151,762	$125,309
Services	43,200	31,841	119,651	89,989

Total revenues	96,739	73,264	271,413	215,298
Cost of revenues:
Licenses	764	1,026	2,835	3,097
Services	7,973	5,267	21,739	15,805
Amortization of purchased intangible assets	2,269	1,899	5,980	6,392

Total cost of revenues	11,006	8,192	30,554	25,294

Gross profit	85,733	65,072	240,859	190,004
Operating expenses:
Sales and marketing	42,876	34,418	120,193	106,458
Research and development	19,868	16,415	58,381	50,591
General and administrative	8,876	7,438	25,661	21,282
Intangible asset amortization	1,568	889	3,861	2,643
In-process research and development	—	—	6,980	—
Litigation loss contingency	—	—	5,000	—

Total operating expenses	73,188	59,160	220,076	180,974
Gain on sale of Vista Plus product suite	29,574	—	29,574	—

Income from operations	42,119	5,912	50,357	9,030
Other income, net	2,723	1,308	2,884	7,156

Income before income tax provision	44,842	7,220	53,241	16,186
Income tax provision	13,901	2,782	19,285	6,148

Net income	$30,941	$4,438	$33,956	$10,038

Net income per share:
Basic	$0.33	$0.05	$0.36	$0.11

Diluted	$0.32	$0.05	$0.35	$0.11

Weighted average shares:
Basic	94,737	92,550	94,306	91,737
Diluted	96,608	94,213	97,691	93,571

Quest Reports Third Quarter 2004 Results – page 6 of 9

QUEST SOFTWARE, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30, 2004				Nine Months Ended September 30, 2004
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues:
Licenses	$53,539			$53,539	$151,762			$151,762
Services	43,200			43,200	119,651			119,651

Total revenues	96,739			96,739	271,413			271,413
Cost of revenues:
Licenses	764			764	2,835			2,835
Services	7,973	(56	)(1)	7,917	21,739	(145	)(1)	21,594
Amortization of purchased intangible assets	2,269	(2,269)		—	5,980	(5,980)		—

Total cost of revenues	11,006			8,681	30,554			24,429

Gross profit	85,733			88,058	240,859			246,984
Operating expenses:
Sales and marketing	42,876	(356	)(1)	42,520	120,193	(1,030	)(1)	119,163
Research and development	19,868	(141	)(1)	19,727	58,381	(350	)(1)	58,031
General and administrative	8,876	(7	)(1)	8,869	25,661	(21	)(1)	25,640
Intangible asset amortization	1,568	(1,568)		—	3,861	(3,861)		—
In-process research and development	—	—		—	6,980	(6,980	)(4)	—
Litigation loss contingency	—	—		—	5,000	(5,000	)(5)	—

Total operating expenses	73,188			71,116	220,076			202,834
Gain on sale of Vista Plus product suite	29,574	(29,574	)(2)	—	29,574	(29,574	)(2)	—

Income from operations	42,119			16,942	50,357			44,150
Other income, net	2,723			2,723	2,884			2,884

Income before income tax provision	44,842			19,665	53,241			47,034
Income tax provision	13,901	(6,822	)(3)	7,079	19,285	(2,353	)(3)	16,932

Net income	$30,941			$12,586	$33,956			$30,102

Net income per share:
Basic	$0.33			$0.13	$0.36			$0.32

Diluted	$0.32			$0.13	$0.35			$0.31

Weighted average shares:
Basic	94,737			94,737	94,306			94,306
Diluted	96,608			96,608	97,691			97,691

(1)	Represents stock based compensation and payroll taxes attributed to stock option exercises.

(2)	Represents a gain on the sale of our Vista Plus product suite.

(3)	Represents the tax effect of adjustments.

(4)	Represents one-time charges to write off in-process research and development assumed with our acquisition of Aelita Software in March 2004 and Lecco Technology in April 2004.

(5)	Represents a special charge for a loss contingency reserve related to our Computer Associates intellectual property litigation.

Quest Reports Third Quarter 2004 Results – page 7 of 9

QUEST SOFTWARE, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30, 2003				Nine Months Ended September 30, 2003
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues:
Licenses	$41,423			$41,423	$125,309			$125,309
Services	31,841			31,841	89,989			89,989

Total revenues	73,264			73,264	215,298			215,298
Cost of revenues:
Licenses	1,026	(1	)(2)	1,025	3,097	(2	)(1)	3,095
Services	5,267	(12	)(2)	5,255	15,805	(58	)(1)	15,747
Amortization of purchased intangible assets	1,899	(1,899)		—	6,392	(6,392)		—

Total cost of revenues	8,192			6,280	25,294			18,842

Gross profit	65,072			66,984	190,004			196,456
Operating expenses:
Sales and marketing	34,418	(82	)(2)	34,336	106,458	(663	)(1)	105,795
Research and development	16,415	(77	)(2)	16,338	50,591	(441	)(1)	50,150
General and administrative	7,438	(12	)(2)	7,426	21,282	(83	)(1)	21,199
Intangible asset amortization	889	(889)		—	2,643	(2,643)		—

Total operating expenses	59,160			58,100	180,974			177,144

Income from operations	5,912			8,884	9,030			19,312
Other income, net	1,308			1,308	7,156			7,156

Income before income tax provision	7,220			10,192	16,186			26,468
Income tax provision	2,782	1,091	(3)	3,873	6,148	3,910	(3)	10,058

Net income	$4,438			$6,319	$10,038			$16,410

Net income per share:
Basic	$0.05			$0.07	$0.11			$0.18

Diluted	$0.05			$0.07	$0.11			$0.18

Weighted average shares:
Basic	92,550			92,550	91,737			91,737
Diluted	94,213			94,213	93,571			93,571

(1)	Represents (1) $281,000 in severance and idle facility charges incurred from closing one of our Canadian offices, which are included in sales and marketing and research and development, and (2) stock based compensation and payroll taxes attributed to stock option exercises.

(2)	Represents stock based compensation and payroll taxes attributed to stock option exercises.

(3)	Represents the tax effect of adjustments.

Quest Reports Third Quarter 2004 Results – page 8 of 9

QUEST SOFTWARE, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	September 30, 2004	December 31, 2003
ASSETS
Current assets:
Cash and cash equivalents	$89,384	$67,470
Short-term marketable securities available for sale	56,163	26,736
Accounts receivable, net	66,610	58,535
Prepaid expenses and other current assets	11,097	6,846
Deferred income taxes	3,994	15,074

Total current assets	227,248	174,661
Property and equipment, net	51,003	31,950
Long-term marketable securities	126,544	184,160
Goodwill	326,324	239,840
Amortizing intangible assets, net	44,881	25,159
Deferred income taxes	11,219	10,126
Other assets	2,511	1,915

Total assets	$789,730	$667,811

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,533	$4,180
Obligation under repurchase agreement	27,492	—
Accrued compensation	21,325	17,384
Other accrued expenses	30,445	27,939
Income taxes payable	18,929	9,082
Current portion of deferred revenue	87,630	73,957

Total current liabilities	191,354	132,542
Long-term liabilities:
Long-term portion of deferred revenue	13,696	9,416
Other long-term liabilities	1,984	1,677

Total long-term liabilities	15,680	11,093
Shareholders’ equity	582,696	524,176

Total liabilities and shareholders’ equity	$789,730	$667,811

Quest Reports Third Quarter 2004 Results – page 9 of 9

QUEST SOFTWARE, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Cash flows from operating activities:
Net income	$30,941	$4,438	$33,956	$10,038
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,921	6,446	20,560	20,654
Compensation expense associated with stock option grants	557	138	1,266	796
Deferred income taxes	601	(384)	612	(459)
Gain on sale of Vista Plus product suite	(29,574)	—	(29,574)	—
Provision for bad debts	44	(220)	112	23
In-process research and development	—	—	6,980	—
Litigation loss provision	—	—	5,000	—
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	(7,154)	(1,416)	(6,070)	3,204
Prepaid expenses and other current assets	96	627	(276)	2,653
Other assets	46	(525)	(376)	(99)
Accounts payable	(1,905)	854	702	(44)
Accrued compensation	1,652	618	2,041	1,003
Other accrued expenses	(1,446)	(216)	(5,633)	(3,379)
Income taxes payable	12,662	5,449	12,760	8,634
Deferred revenue	8,198	(739)	15,754	4,200
Other liabilities	(23)	(112)	307	(277)

Net cash provided by operating activities	22,616	14,958	58,121	46,947
Cash flows from investing activities:
Purchases of property and equipment	(3,876)	(1,504)	(28,010)	(5,387)
Cash paid for acquisitions, net of cash acquired	—	—	(96,364)	(4,746)
Proceeds from sale of Vista Plus product suite	22,515	—	22,515	—
Purchases of marketable securities	(7)	(50,131)	(7)	(107,491)
Sales and maturities of marketable securities	10,167	27,384	27,498	93,460

Net cash (used in) provided by investing activities	28,799	(24,251)	(74,368)	(24,164)
Cash flows from financing activities:
Repayment of notes payable	(769)	(1,336)	(769)	(1,336)
Proceeds from repurchase agreement	—	—	67,581	—
Repayment of repurchase agreement	(40,512)	—	(40,512)	—
Repayment of capital lease obligations	(47)	(60)	(275)	(255)
Proceeds from the exercise of stock options	1,113	1,244	7,028	5,388
Proceeds from employee stock purchase plan	2,074	2,345	4,797	4,631

Net cash provided by (used in) financing activities	(38,141)	2,193	37,850	8,428
Effect of exchange rate changes on cash and cash equivalents	381	262	311	(1,103)

Net increase (decrease) in cash and cash equivalents	13,655	(6,838)	21,914	30,108
Cash and cash equivalents, beginning of period	75,729	101,229	67,470	64,283

Cash and cash equivalents, end of period	$89,384	$94,391	$89,384	$94,391